BISHOP STREET FUNDS

Dividend Value Fund

High Grade Income Fund

Hawaii Municipal Bond Fund

(the “Funds”)

Supplement dated December 21, 2017

to the

Class I Shares Summary Prospectuses (the “Summary Prospectuses”) and

Class I Shares Prospectus (the “Prospectus”),

each dated May 1, 2017

This Supplement provides new and additional information beyond that contained in the Summary Prospectuses and Prospectus, and should be read in conjunction with the Summary Prospectuses and Prospectus.

Bishop Street Capital Management, the Funds’ investment adviser, has determined to (i) make the Funds’ Class I Shares available for purchase by investors other than high-net-worth and institutional advisory clients of First Hawaiian Bank; and (ii) increase the minimum initial investment amount for Class I Shares to $1,000,000. Accordingly, effective immediately, the Summary Prospectuses and Prospectus are supplemented as follows:

1.	The “Purchase and Sale of Fund Shares” section in each Fund’s Summary Prospectus and the corresponding summary sections in the Prospectus are deleted and replaced with the following:

To purchase shares of the Fund for the first time, you must invest at least $1,000,000. The Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments. If you own your shares directly, you may redeem your shares on any day that the New York Stock Exchange is open for business by contacting the Fund directly by mail at Bishop Street Funds, c/o DST Systems, Inc., PO Box 219009, Kansas City, MO 64121-9009 (Express Mail Address: Bishop Street Funds, c/o DST Systems, Inc., 430 W. 7th Street, Kansas City, MO 64105) or by telephone at 1-800-262-9565 (for redemptions of $5,000 or less). If you own your shares through an account with a broker or other institution, contact that broker or institution to redeem your shares.

2.	The second paragraph in the “Purchasing, Selling and Exchanging Fund Shares” section of the Prospectus is deleted and replaced with the following:

Class I Shares of the Funds are generally available through intermediaries for the accounts of their customers and directly to institutional investors and individuals. Institutional investors may include corporations; private banks; trust companies; endowments and foundations; defined contribution, defined benefit and other employer sponsored retirement plans; institutional platforms; insurance companies; registered investment advisor firms; bank trusts; and family offices.

3.	In the “Purchasing, Selling and Exchanging Fund Shares - How to Purchase Fund Shares” section of the Prospectus, the heading entitled “Minimum Purchases & Automatic Investment Plans” and the text thereunder are deleted and replaced with the following:

Minimum Purchases

You may open an account with the Dividend Value Fund, High Grade Income Fund and Hawaii Municipal Bond Fund with a $1,000,000 minimum initial investment per Fund. A Fund may accept investments of smaller amounts in its sole discretion. There is no minimum for subsequent investments in the Dividend Value Fund, High Grade Income Fund and Hawaii Municipal Bond Fund.

4.	In the “Purchasing, Selling and Exchanging Fund Shares - How to Sell Your Fund Shares” section of the Prospectus, the first paragraph under the heading entitled “Involuntary Sales of Your Shares” is deleted and replaced with the following:

If your account balance drops below $1,000 because of redemptions, you may be required to sell your shares.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

BSF-SK-021-0100

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